Exhibit 99.1 Delek US Holdings, Inc. Wolfe Research Utilities & Energy Conference Presentation October 2018

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: future crude slates; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, imports, exports and transportation costs; light production from shale plays and Permian growth; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; differentials including increases, trends and the impact thereof on crack spreads and refineries; pipeline takeaway capacity and projects related thereto; refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits and margins; the ability to unlock value, and the estimated savings from the Alon USA Energy, Inc. (“ALJ”) and Alon USA Partners LP (“ALDW”) transactions; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; improved product netbacks; our ability to complete the alkylation project at Krotz Springs successfully or at all and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; increased capacity on the Paline Pipeline and the impacts and benefits therefrom; retail growth and the opportunities and value derived therefrom; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: risks and uncertainties related to the ability to successfully integrate the businesses of Delek US, ALJ and ALDW; the risks that the combined company may be unable to achieve cost-cutting synergies, or it may take longer than expected to achieve those synergies; uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability to close the pipeline joint venture, obtain commitments and construct the pipeline; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of earnings before interest, taxes, depreciation and amortization ("EBITDA"), distributable cash flow and distribution coverage ratio provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because EBITDA, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Overview

Overview (NYSE: DK)	• Current Price: $43.12/share[1] • Market Capitalization: $3.7 billion[1] • NYSE: DKL: (Market cap $827mm) Own 63.4%, including 2% GP[2]

Favorable Market Factors for Delek US Through 2022	• Operating model built to benefit from crude oil differentials and IMO's impact on market trends
	• 262,000 bpd of 302,000 bpd crude oil slate is WTI linked barrels
	  • Approximately 207,000 bpd sourced from Permian Basin crude oil
	  • Light products priced on Gulf Coast basis
	• Crude oil slate flexibility and high gas and distillate yields and low residual yields

Company Initiatives to Create Long-Term Value	• Focus on growing midstream platform to support Permian position • Permian Gulf Coast (PGC) crude oil long haul pipeline joint venture project announced • Krotz Springs alkylation project expected $45-50 million annualized EBITDA and future potential dropdown of approximately $32 million annualized EBITDA[3]
Cash Returns to Shareholders	• Repurchased $100 million of Delek shares in 3Q; YTD approximately $215 million • Increased regular quarterly dividend[4]: • 2Q18 increased by 25% to $0.25/share; following a 33% increase in 1Q18 to $0.20/share

Flexible Financial Position to Support Growth	• June 30, 2018 balance sheet:
	  • Delek US: $1.1 billion of cash; $2.0 billion of debt
	  • Includes $5.2 million cash and $737.1 million debt of DKL
	  • Net debt (excl. DKL) of $177.8 million

1) Based on price per common share as of close of trading on October 1, 2018.
2) As of June 30, 2018, 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US.
3) Please see slides 24 and 25 for a reconciliation of forecasted net income to forecasted EBITDA.
4) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods.

3

Integrated Company with Asset Diversity and Scale Strategically located assets with Permian Basin exposure Source 207,000 bpd from Permian Basin Refining (1) Logistics (2) Asphalt Retail Renewables • 7th largest independent • 10 terminals 6 asphalt terminals located • Approximately 300 Approx. 23m gallons refiner • Approximately 1,290 in: stores biodiesel: • 302,000 bpd in total miles of pipeline • El Dorado, AR • Southwest US locations • Crossett, AR • El Dorado, AR • 11.4 million bbls of • Muskogee, OK • Largest licensee of 7- • Cleburne, TX • Tyler, TX storage capacity • Memphis, TN Eleven stores in the US • Big Spring, TX • West Texas wholesale • Big Spring & Henderson, • West Texas wholesale • Krotz Springs, LA • Joint venture crude oil TX marketing business • Crude oil supply: 262,000 pipelines: RIO / Caddo • Richmond Beach, WA bpd WTI linked (207,000 • Own 63.4%, incl. 2% GP, bpd of Permian access) of DKL 1) California refinery located in Bakersfield, which is not shown on the map, has not operated since 2012. 2) Amounts include the Big Spring dropdown that closed in March 2018 with an effective date of March 1, 2018. 4

Permian Basin Outlook Production continues to grow while incremental takeaway capacity outlook is uncertain (1) • Steady growth has continued in production Average Annual Crude Oil Production (Mbpd) (2) • Drilling supported by improved technology and low and WTI-Midland Price costs 7.00 $64.76 $65.98 70.00 $61.57 $60.72 $57.91 • Midland prices still support production growth 6.00 60.00 $49.88 5.00 50.00 • Production may outpace incremental expansion in 2019 Current production 4.00 40.00 • In 2017 and 2018 Permian production outpaced Aug 2018: 3.5m bpd initial forecasts 3.00 5.8 30.00 5.2 4.6 • DUCs have grown at a rapid rate to 3,630 2.00 4.0 20.00 3.4 • Short time to finish well with low capex costs 1.00 2.5 10.00 - - • In past cycles, not all pipelines were completed 2017 2018E 2019E 2020E 2021E 2022E • During 2015 – 2017, 56% of announced pipeline (1) takeaway capacity was cancelled Drilled but Uncompleted Wells • Average pipeline capacity was also smaller 4,000 30% 3,500 25% • Not every announced pipeline will be built 3,000 20% 2,500 • Announced pipelines in past year are very large 15% 2,000 • Locking in sufficient commitments is more 10% 1,500 challenging 1,000 5% • Pipeline operators would prefer one full pipeline 500 0% rather than two half-full pipelines 0 -5% 3/14 6/14 9/14 3/15 6/15 9/15 3/16 6/16 9/16 3/17 6/17 9/17 3/18 6/18 12/14 12/15 12/16 12/17 • Any shortfall in the takeaway balance can create volatility 12/13 in differentials DUCs Incremental DUCs of New Drills % (Rolling 12-Month) 1) Source: Company estimates; current production based on EIA for August 2018, August Drilling Productivity Report, 2018 Drilling Productivity Report. 2) WTI Midland price source: Argus – September 27, 2018; futures based on ICE/NYMEX curve. 5

Brent – WTI Differential

Transportation economics should keep the differential wide

- **Transportation economics should play a role in the differential**
- **Current break-even transport economics for exporting from Cushing approximately $6.67 - $7.92[2]**
  - IMO 2020 expected to increase shipping costs
- **Cushing inventories expected to build through remainder of 2018 and in 2019**
  - Syncrude production, turnarounds, Sunrise pipeline
- **Global inventories also have declined**
  - Demand from US, EU, China, and India strong
  - Could decline further, pushing Brent into further backwardation
- **Brent-WTI spread can widen further due to**
  - Higher flat price environment
  - Steeper backwardation in Brent
  - Increased global refining capacity
  - Higher interest rates on TVM
  - Higher freight rates
  - Declining North Sea production

Indication of Cushing Sourced Export Transport Economics [1][2]



$6.54 - $6.79
$0.84
$0.20
$1.75
$1.00
$2.75 – $3.00
$7.80 - $8.05
$1.10
$0.20
$2.75
$1.00
$2.75 – $3.00
Europe
Asia
Pipeline Tariff
Shipping Freight
Brent & WTI Backwardation
Transport from terminal to water
Time Value of Money

Weekly Cushing, OK Ending Stocks (000 bbls) [3]



80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Weekly Cushing, OK Ending Stocks excluding SPR of Crude Oil (000 bbls)

1) Market data source: Argus – September 27, 2018; futures based on ICE/NYMEX curve.
2) Source: Company estimates; based on publicly available pipeline tariffs.
3) Source: Company estimates; current production based on EIA for September 14 2018, Weekly Stocks, Area: Cushing, Oklahoma.

6

IMO 2020

Current impact on oil and product markets

- **Market is NOT pricing a high compliance rate; only ~60-65%**
  - Increased compliance will decrease HSFO demand
    - Excess supply will go into power generation market
    - Expect to see downside pressure on HSFO curve
  - Resulting in an increased demand for ULSD
    - Expect to see higher ULSD and gas crack spreads
- **Gasoline supply may be less than expected**
  - Delek internal testing showed a minimum VGO feedstock is required to blend into LSFO
  - 28-48% range from our hand-blended testing
  - 70% of VGO contains gas

WTI-HSFO Spread (1)



$0
-$5
-$10
-$15
-$20
-$25
-$30
-$35
-$40
-$45
Potential range if compliance higher
Jan-17 May-17 Sep-17 Jan-18 May-18 Sep-18 Jan-19 May-19 Sep-19 Jan-20 May-20 Sep-20 Jan-21 May-21 Sep-21 Jan-22 May-22 Sep-22
WTI-HSFO Spread
WTI-HSFO Spread Forward Curve
HSFO2

Delek Study: Range on VGO Requirements for LSFO Blends



Minimum Gas Case
28%
14%
58%
ULSD
Slurry
FCC / Coker Feed
Maximum Case
48%
29%
24%
ULSD
Slurry
FCC / Coker Feed

ULSD and Gas Crack Spreads (1)



$35
$30
$25
$20
$15
$10
Potential range if compliance higher
Potential range if compliance higher
Jan-17 May-17 Sep-17 Jan-18 May-18 Sep-18 Jan-19 May-19 Sep-19 Jan-20 May-20 Sep-20 Jan-21 May-21 Sep-21 Jan-22 May-22 Sep-22
ULSD Crack Spread
Gas Crack Spread
ULSD Crack Spread Forward Curve (Annual Average)
Gas Crack Spread Forward Curve (Annual Average)

1) Spread sources: Argus – September 27, 2018; futures based on ICE/NYMEX curve.

7

Three Main Drivers for Delek US’ Performance Market Factors Aligning to Extend a Favorable Market for Delek US Through 2022 2018-2019 2019-2022 Wide Midland – Brent crude oil differential driven • IMO 2020 is expected to drive structural market by a combination of factors: changes • Permian production has continued to grow • Decreases marine fuel oil sulfur content to 0.5% supported by current WTI price from 3.5% • Increased light production from shale plays has • Estimated market displacement of 1.5 to 3.0 limited demand from U.S. refining complex million barrels of fuel oil • Limited pipeline takeaway capacity in the • Distillate forward curve has increased ahead of Permian Basin implementation • Transportation cost to clear light crude oil in the export market Delek business model positioned to benefit during this period • Permian sourced crude slate: benefits from wider Midland – Brent crude oil differential • Brent – WTI spread and IMO 2020: WTI-linked crude oil slate; Delek’s refining product yields have high gasoline and distillate cuts • Company initiatives/projects: Delek US’ long-term value creation initiatives 8

WTI-Linked Refining System with Permian Based Crude Oil Slate

System with over 300,000 bpd of crude oil throughput capacity (~70% Permian Basin based)

Tyler, Texas
- 75,000 bpd crude oil throughput
- 8.7 complexity
- Light crude oil refinery
- Permian Basin and East Texas sourced crude oil

El Dorado, Arkansas
- 80,000 bpd crude oil throughput
- 10.2 complexity
- Flexibility to process medium and light crude oil
- Permian Basin, local Arkansas, East Texas and Gulf Coast crude oils

Big Spring, Texas
- 73,000 bpd crude oil throughput
- 10.5 complexity
- Process WTI and WTS crude oil
- Located in the Permian Basin

Krotz Springs, Louisiana
- 74,000 bpd crude oil throughput
- 8.4 complexity
- Permian Basin, local and Gulf Coast crude oil sources

Crude Oil Supply is Primarily WTI-Linked



Crude Throughput Capacity, bpd
302,000
WTI-Linked Crude, bpd
262,000
Permian Basin Access, bpd
207,000
1
2

1) Approx. 96 million barrels of WTI-linked crude annually; changes realized through crack spread

2) Approx. 75 million barrels of Permian crude annually; changes realized in crude slate

Tyler[1]



WTI
ETX
Other
2%
19%
79%

100% WTI linked

El Dorado[1]



WTI
Local AK
Other
14%
21%
65%

100% WTI linked

Big Spring[1]



WTI
WTS
29%
71%

100% WTI linked

Krotz Springs[1]



WTI
GC Sweet
43%
57%

55% WTI linked

1) Crude oil slate based on amount received year-to-date as of June 30, 2018.

Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude slate.

9

DK Operations Positioned to Benefit from IMO 2020

Delek US positioned to benefit with high value product yields and crude oil slate flexibility

- **Refining system product yields**
  - Middle distillate: average approx. 119,000 bpd of distillate or 44 million barrels annually[5]
  - Gasoline: average approx. 151,000 bpd of gasoline or 55 million barrels annually[5]
  - Low yield of residual products
- **Crude oil slate has flexibility**
  - Ability to increase sour crude oil processing to approximately 50% based on market economics
    - Big Spring refinery currently processes 29% WTS and can increase to 100%
    - El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on economics
- **Krotz Springs refinery exploring ability to produce low sulfur marine fuel**

2Q18 Refiners' Middle Distillates Yield % (1) (2) (4)



44%
40%
40%
38%
37%
36%
33%
32%
37.5%
CVRR
DK
HFC
PSX
VLO
ANDV
MPC
PBF

2Q18 Refiners' Gasoline Yield % (1) (2) (4)



51%
51%
50%
49%
48%
48%
47%
44%
48.5%
DK
ANDV
HFC
CVRR
VLO
PBF
MPC
PSX

2Q18 Refiners' Residual Yield % (1)(3)



2.7%
4.2%
EIA US Refiners
DK

1) Industry average collected from EIA refinery product yield data.
2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel. Latest data up to August 2018.
3) Residual yield includes asphalt and road oil and residual fuel oil from the EIA Latest data up to August 2018.
4) Sourced from Barclays U.S. Independent Refiners *Guidebook to Refiners' Financial & Operating Metrics – 2Q18 Edition*, August 15, 2018
5) Average calculated from 3Q17 results through 2Q18 results.

10

Company Initiatives and Projects

Delek US' long-term investments in midstream and its refineries support cash flow generation

- **Krotz Springs refinery improvement initiatives**
  - Crude oil transportation and flexibility
  - Product netback improvement
  - Alkylation project – approx. $103.0 million cost; 1Q19 expected completion
    - Estimated annual EBITDA(1) $45-$50 million
    - Sensitivity: each 10 cents/gallon change in spread equals $3.2 million EBITDA change
- **Permian Gulf Coast Pipeline**
  - JV Partnership with ETP, MMP, and MPLX provides expertise, throughput commitments
    - Supports potential for quicker construction and throughput ramp
  - Currently in open season
  - 30-inch diameter, 600-mile Permian Gulf Coast pipeline expected to be operational in mid-2020
  - Delaware and Midland Basin access
  - Destinations include access to Gulf Coast terminals ETP's Nederland, TX and MMP's East Houston, TX
- **Midstream capital projects to further expand Delek US' position in the Permian Basin**
- **These investments can be potential future dropdowns to DKL once fully ramped**

Gulf Coast CBOB 7.8 – Isobutane Spread



Spread, per gallon
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.69
$0.97
$1.23
$1.21
$0.90
$0.61
$0.65
$0.69
$0.71
$0.85
$0.84
$0.86
$1.00
2011
2012
2013
2014
2015
2016
1H 17
2H 17
1Q18
2Q18
Jul-18
Aug-18
2019
CBOB - Isobutane
Base Line Economics



Oklahoma
Arkansas
New Mexico
Midland
Big Spring
Wink
Crane
Louisiana
Texas
Magellan
East Houston
Energy Transfer
Nederland
Planned Construction: Mid-2020 Completion
Magellan Houston Distribution System

1) Please see slide 24 for a reconciliation of forecasted net income to forecasted EBITDA.

11

Increased Dropdown Inventory plus Organic Project Creates Platform to Support Logistics Growth

Potential Growth for DKL

- **Delek Logistics provides platform to unlock logistics value**
- **Big Spring logistics assets dropdown closed in March 2018, effective March 1**
  - $40 million est. annualized EBITDA[2]
- **Completed Paline Pipeline expansion in early March 2018**
  - Capacity to 42,000 bpd from 35,000 bpd
  - $5 million est. annualized EBITDA uplift
- **Growing potential logistics assets dropdown inventory:**
  - Krotz Springs assets - $30 to $34 million EBITDA / year [2]
  - Permian Gulf Coast pipeline from Permian Basin to Houston area being developed

Strong EBITDA Growth Profile Supporting Distribution Growth [1]

($ in millions)



$141
$4
$27
$32
Target 2019
$204
Note: based on DKL LTM EBITDA + incremental benefit from Paline and dropdowns
2Q18 LTM EBITDA
Annualized EBITDA - Paline expansion March 2018
Big Spring Dropdown March 2018 (2)
Krotz Springs Dropdown Inventory (2)
Total Annualized EBITDA Potential

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see slides 25 and 26 for a reconciliation of EBITDA of Krotz Springs and Big Spring drop downs, respectively.

12

Main Drivers of Delek's Expected Performance

Delek US positioned to generate strong cash flows to return cash to shareholders



Expected Incremental Benefit from Market Changes (2018 Base) and Company Initiatives/Projects
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,038 High
$791 Low
$168.4
$16.4
$75.9
$227.3
2018 EBITDA High/Low Estimates(1)
2019
2020
2021
2022

Base Year: 2018[2]	2019[2] (Change from 2018)	2020[2] (Change from 2018)	2021[2] (Change from 2018)	2022[2] (Change from 2018)
Avg Midland Discount: -$6.50 **75 million barrels per year**	Δ: +$0.80 **-$60.0 million**	Δ: +$4.50 **-$337.5 million**	Δ: +$4.50 **-$337.5 million**	Δ: +$4.50 **-$337.5 million**
Avg 5-3-2 ULSD Crack Spread:[3] $16.41 (less WTI-HSFO spread) **99 million barrels per year**	Δ: +$2.46 80% capture rate **$176.1 million**	Δ: +3.95 80% capture rate **$247.2 million**	Δ: +$3.54 80% capture rate **$252.2 million**	Δ: +$4.74 80% capture rate **$371.1 million**
Company Initiatives/Projects:[4] $0	**Δ: +$50-55 million**	**Δ: $100-110 million**	**Δ: $155-165 million**	**Δ: $190-200 million**
Incremental Benefit from Market Changes	**$168.4**	**$16.4**	**$75.9**	**$227.3**

1) Based on NASDAQ IR Insights/Factset as of September 27, 2018. Please see slide 28 for non-GAAP reconciliations. These represent the high and low sell-side estimates and are subject to change based on future updates from each analyst.
2) Differential source: Argus – September 27, 2018; futures based on ICE/NYMEX curve.
3) Formula is the change in crack spreads times the operating leverage of 99 million bbls/yr with an 80% capture rate plus-or-minus any impact of residual products.
4) Figures provided are considered forward-looking statements. Please refer to slide 2 for disclaimers surrounding these statements.

13

Current Valuation Below Peer EV-to-EBITDA DK positioned to benefit from Midland to Brent crude diffs and IMO; low valuation to peer group • Strong balance sheet with $1.1 billion of cash; net debt of $909.7 million; net debt excl. DKL of $177.8 million(1) • Operations positioned to generate strong cash flow based on current differential and crack spread outlook • Returning cash to shareholders through repurchases/dividends; Investing in business to create long term value EV/EBITDA(2) 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x DK-USQ HFC-USQ VLO-USQ ANDV-USQ PBF-USQ MPC-USQ PSX-USQ CVI-USQ 2018 2019 2018 Avg 2019 Avg (1) Based on company filing 10-Q on 8/9/2018 for Q2 2018. Data presented ending June 30, 2018. (2) Based on NASDAQ IR Insights/Factset as of September 27, 2018. 14

Significant Cash Returns to Shareholders

Focus on returning cash to shareholders while maintaining financial strength

- **Target dividend level that can be supported through a cycle**
  - 2Q18 increased regular dividend by 25% to $0.25/qtr[1]
  - Follows a 1Q18 increased regular dividend by 33% to $0.20/qtr[1]
- **Share repurchases with surplus cash**
  - Purchased $215.3 million shares through 3Q2018, or 5.7% of current market capitalization
    - Completed $100 million of share repurchases in Q3
  - Actively repurchasing Delek US shares
- **Financial strength and flexibility exists**
  - Maintain strong balance sheet
  - Opportunistically delever when cash supports it
    - Paid off $150MM of convertible debt in 3Q2018
- **Disciplined growth through opportunistic acquisitions**
  - Prefer to purchase during downturn in the cycle
  - The only refiner Delek is buying is itself

Cash to Shareholders [2][3]


$25.0
$25.0
$115.3
$37.8
$100.0
$21.3
2H17
1H18
3Q18 (3)
4Q18 (3)
2019 (3)
2020 (3)
Dividend
Share Repurchases

Total Dollars Returned to Shareholders (% of Average Rolling 6-Month Market Cap) [4] [5]


5.0%
0.9%
0.8%
1.5%
2.4%
1.3%
DK
Mid-Cap Avg
Peer Avg
YTD 2Q18
Dividends
Repurchases
DK Dividends
DK Repurchases

1) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods.
2) Based on company filings from Q1 2018 through Q2 2018.
3) Arrows indicate a possibility of higher share buybacks as relative to prior periods based on comments made by management. Subject to board approval and market conditions.
4) Share repurchase based on Delek US announcement on 9/6/18. This plan does not have an expiration date.
5) Calculations include Delek US announced share repurchases and dividends paid in 3Q18 and peers' calculations are for the first two quarters of 2018 only.

15

Questions and Answers Significant Organic Focus on Long-Term Growth / Margin Shareholder Returns Improvement Opportunities An Integrated and Permian Focused Diversified Refining, Financial Flexibility Refining System Logistics and Marketing Company Complementary Logistics Systems

Appendix

Delek US Growth Focused on Growth through Acquisitions

Assets Purchased

	2005 to 2007	2011 to 2012	2013 to Current
Crude Oil Gathering		2011 SALA Gathering Lion Oil acquisition	Increased Gathering East and West Texas
Crude Oil Logistics		2011 Paline Pipeline $50 mm 2012 Nettleton Pipeline $12.3 mm	DKL Joint Ventures RIO Pipeline Caddo Pipeline Exp. Inv.: ~$104 mm
Refining	2005 Tyler refinery & related assets $68.1 mm(1)	2011 Lion refinery & related pipeline & terminals $228.7 mm(1)	2013 Biodiesel Facility $5.3 mm 2014 Biodiesel Facility $11.1 mm 2015 47% ownership in Alon USA 2017 Acquired rest of Alon USA 2018 Acquired rest of Alon USA Partners
Product Logistics	2006 Abilene & San Angelo terminals $55.1 mm	2012 Big Sandy terminal & pipeline $11.0 mm	2013 Tyler-Big Sandy Pipeline $5.7 mm 2013 North Little Rock Product Terminal $5.0 mm 2014 Mt. Pleasant System $11.1 mm (2) 2014 Frank Thompson Transport $11.9 mm
Retail	Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm	2011 - 2014 Building new large format convenience stores	2015 47% ownership in Alon USA 2016 Sold MAPCO for $535mm 2017 Acquired rest of Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refining Segment | Logistics Segment | Retail Segment

18

Current Delek US Corporate Structure 94.6% Delek US Holdings, Inc. ownership interest (1) NYSE: DK Market Cap: $3.7 billion(2) Delek Logistics GP, LLC (the General Partner) 61.4% interest in LP units 2.0% interest General partner interest Incentive distribution Delek Logistics Partners, LP rights NYSE: DKL Market Cap: $840 million(2) 1) As of June 30, 2018, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. 2) Market cap based on share and unit prices on October 1, 2018. 19

Access to Midland Crude Oil Benefits Margins WTI Midland vs. WTI Cushing Crude Oil Pricing ($ per barrel) $2.00 $0.00 ($2.00) ($4.00) ($6.00) ($8.00) ($10.00) ($12.00) ($14.00) Approx. 207,000 bpd of Midland ($16.00) crude oil in DK system ($18.00) Jul-17 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-18 Jan-13 Jan-11 Jan-12 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Mar-13 Mar-11 Mar-12 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 Source: Argus – as of October 1, 2018 20

U.S Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) (2) (2) $50 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel $40 $30 $20 $10 $0 -$10 -$20 -$30 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Nov-12 Nov-10 Nov-11 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Mar-16 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-17 Mar-18 May-10 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 1) Source: Platts as of October 1, 2018; 5-3-2 crack spread based on HSD 2) Crack Spreads: (+/-) Contango/Backwardation 21

Robust Synergy Opportunity from DK/ALJ Combination

Steady improvement in expected synergies from transaction

Type	Description	New Estimate	Apr. 2018 Estimate
Commercial	• Logistics, purchase and trading benefits from a larger platform	• **$33-$40 m**	• $24-$34 m
Operational	• Sharing of resources across the platform; improved insurance and procurement efficiencies	• **$23-$25 m**	• $21-$24 m
Cost of Capital	• Benefit from Delek US' financial position to reduce interest expense through refinancing efforts	• **$35-$36 m**	• $34-$35 m
Corporate	• Reducing the number of public companies; consolidating functions to improve efficiencies	• **$39-$39 m**	• $36-$37 m



($ in millions)
Corporate
Cost of Capital
Operational
Commercial
Targets
$85-$105
$105-$120
$115-$130
$130-$140
$131
Org. Target
Target #2 Feb. 2018
Target #3 Apr. 2018
Target #4 Aug. 2018
Captured To Date 6/30/18

Expect to achieve run-rate synergies of approximately $130-$140 million in 2018; $131 million of annualized synergies captured as of June 30, 2018

22

Financial Strength and Flexibility to Support Initiatives At June 30, 2018 Approximately $1.1 Billion of Cash (1) • Focused on growing business, while maintaining Cash Balance ($MM) financial flexibility $1,133 $1,018 • Closed Alon transaction on July 1, 2017 $932 $689 • At June 30, 2018, cash balance of $1.1 billion $590 and net debt of $909.7 million $383 $430 $287 • Net debt of $177.8 million excluding DKL $219 related cash/debt $40 2010 2011 2012 2013 2014 2015 2016 (3) 2017 Mar 31 Jun 30 • Current balance sheet expected to have 2018 2018 financial flexibility to support: Capitalization as of June 30, 2018 (2) • Capital allocation program focused on $ in millions • Investment in business Current Debt $180.8 • Return to shareholders Long-Term Debt 1,861.7 • Growth over cycle Total Debt $2,042.5 Cash ($1,132.8) Net Debt Delek US Consolidated $909.7 Delek Logistics Total Debt $737.1 Cash ($5.2) Net Debt Delek Logistics $731.9 Net Debt Delek US excluding DKL $177.8 1) Amounts prior to 4Q16 have been adjusted to remove cash associated the retail operations that were sold for $535 million in November 2016. 2) Based on company filings as of 8/8/18. 23

Non-GAAP Reconciliation of Potential Alkylation Project EBITDA(1) Reconcilation of Forecast U.S. GAAP Net Income (Loss) to Forecast EBITDA for Alkylation Project ($ in millions) Forecasted Range Forecasted Net Income $ 24.1 $ 27.3 Add: Interest expense, net - - Income tax expense 14.0 15.8 Depreciation and amortization 6.9 6.9 Forecasted EBITDA $ 45.0 $ 50.0 1) Based on projected range of potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on timing of completion, performance of the project and market conditions. 24

Non-GAAP Reconciliation of Krotz Spring Potential Dropdown EBITDA(1) Krotz Springs Logistics Drop Down Reconciliation of Forecasted Annualized Net Income to Forecasted EBITDA ($ in millions) Forecasted Range Forecasted Net Income $ 2.9 $ 3.3 Add: Depreciation and amortization 15.6 17.7 Interest and financing costs, net 11.5 13.0 Forecasted EBITDA $ 30.0 $ 34.0 1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 25

Non-GAAP Reconciliations of EBITDA(1) Big Spring Logistics Drop Down and Marketing Agreement Reconciliation of Forecasted Annualized Net Income to Forecasted EBITDA Tanks, Terminals ($ in millions) and Marketing Agreement Forecasted Net Income $ 13.3 Add: Income tax expense - Depreciation and amortization 5.1 Amortization of customer contract intangible assets 7.2 Interest expense, net 14.6 Forecasted EBITDA $ 40.2 1) Amounts of EBITDA, net income and timing vary, which affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts are based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 26

Non-GAAP Reconciliations of Adjusted EBITDA Three Months Ended June 30, Reconciliation of Net Income (Loss) to Adjusted EBITDA 2018 2017 (Unaudited) Reported net income (loss) attributable to Delek $ 79.1 $ (37.9) Add: Interest expense, net $ 30.6 $ 14.1 Income tax expense (benefit) - continuing operations $ 32.8 $ (27.0) Depreciation and amortization $ 49.2 $ 29.5 EBITDA $ 191.7 $ (21.3) Adjustments Net inventory valuation (gain) loss $ (0.3) $ 10.7 Unrealized hedging loss $ 9.9 $ 6.6 Transaction related expenses $ 2.6 $ 2.5 Gain on sale of the asphalt business $ (13.2) $ - Discontinued operations loss, net of tax $ 0.8 $ - Non controlling interest loss $ 7.6 $ 5.7 Total adjustments $ 7.4 $ 25.5 Adjusted EBITDA $ 199.1 $ 4.2 27

Non GAAP Reconciliations Non GAAP Reconciliation of 2018 Projected Net Income to Projected Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) (1) $ in millions High Low Net Income $ 586 $ 369 Add: Taxes 166 102 Interest 127 119 Depreciation and Amortization 159 201 Projected EBITDA range $ 1,038 $ 791 1) Based on NASDAQ IR Insights/Factset as of September 27, 2018. These represent the high and low sell-side estimates and are subject to change based on future updates from each analyst. 28

DKL: Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty-two consecutive times since the IPO $0.705 $0.715 $0.725 $0.750 $0.770 $0.630 $0.655 $0.680 $0.690 $0.550 $0.570 $0.590 $0.610 $0.475 $0.490 $0.510 $0.530 $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 MQD (1)1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2013 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 1.61x 2.02x 1.42x 1.67x 1.39x 1.30x 1.32x 1.35x 1.25x 1.49x 1.47x 1.06x 1.34x 1.18x 1.20x 1.29x 1.00x 1.14x 0.98x 0.88x 0.97x 0.96x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Leverage Ratio (5) 3.83x 4.60x 4.44x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.88x 3.72x 3.77x 2.28x 2.40x 1.70x 1.58x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see slide 32 for reconciliation. 3) 2Q18 based on total distributions to be paid on August 13, 2018. 4) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 29 5) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

DKL: Reconciliation of Cash Available for Distribution

(dollars in millions, except coverage)	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]	1Q15 [2]	2Q15	3Q15	4Q15	2015 [3]	1Q16	2Q16	3Q16	4Q16	2016 [3]	1Q17	2Q17	3Q17	4Q17 [3]	2017 [3]	1Q18	2Q18
Reconciliation of Distributable Cash Flow to net cash from operating activities																							
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0	$26.4	$31.2	$29.2	$13.9	$100.7	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2	-	(0.1)	(0.0)	0.3	0.1	-	-
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5	0.2	0.2	0.4	2.4	3.3	0.9	0.5	0.4	1.7	3.5	0.4	0.3
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8	$20.4	$23.3	$18.8	$20.6	$83.0	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5
Distribution Coverage Ratio [1]	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x	1.20x	1.29x	0.98x	1.00x	1.11x	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x
Total Distribution [1]	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

30

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**
Cost of Goods Sold	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)
Operating Expenses	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**
EBITDA:										
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9
Amortization of customer contract intangible asset	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6

	2015	1Q16	2Q16	3Q16	4Q16	2016	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18
Net Revenue	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**	**$129.5**	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**
Cost of Goods Sold	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)
Operating Expenses	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)	(10.4)	(10.0)	($10.7)	($12.3)	(43.3)	(12.6)	(14.9)
Contribution Margin	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**	**$26.5**	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**
Depreciation and Amortization	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)	(5.2)	(5.7)	($5.5)	($5.5)	(21.9)	(6.0)	(7.0)
General and Administration Expense	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)	(2.8)	(2.7)	($2.8)	($3.6)	(11.8)	(3.0)	(3.7)
Gain (Loss) on Asset Disposal	(0.1)	0.0	-	($0.0)	$0.0	0.0	(0.0)	0.0	($0.0)	($0.0)	(0.0)	-	0.1
Operating Income	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**	**$18.5**	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**27.3**	**34.7**
Interest Expense, net	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)	(4.1)	(5.5)	($7.1)	($7.3)	(23.9)	(8.1)	(10.9)
(Loss) Income from Equity Method Invesments	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)	0.2	1.2	$1.6	$1.9	5.0	0.8	1.9
Income Taxes	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)	(0.1)	(0.1)	($0.2)	$0.6	0.2	(0.1)	(0.1)
Net Income	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**	**$14.6**	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**
EBITDA:													
Net Income	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6
Income Taxes	(0.2)	0.1	0.1	0.13	(0.28)	0.1	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1
Depreciation and Amortization	19.2	5.0	4.8	5.4	5.6	20.8	5.2	5.7	5.5	5.5	21.9	6.0	7.0
Amortization of customer contract intangible asset	-	-	-	-	-	-	-	-	-	-	-	0.6	1.8
Interest Expense, net	10.7	3.2	3.3	3.4	3.7	13.6	4.1	5.5	7.1	7.3	23.9	8.1	10.9
EBITDA	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.
Note: May not foot due to rounding.

31

Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1323 615-435-1366